Exhibit  10.2

                             HARLEYSVILLE GROUP INC.
                              Amended and Restated
                           LONG TERM INCENTIVE PLAN
                           -------------------------
                   Approved by Board of Directors on February 23, 2005
                        Approved by Shareholders on April 27, 2005


I.   INTRODUCTION
     -------------

    A.   PURPOSE  OF  THE  PLAN:  Harleysville  Group  Inc.  (the "Company') has
         -------------------
         established the Long Term Incentive Plan ("Plan") to further the growth, development and success of the Company by providing additional incentives to those senior officers who are responsible for the management of the Company's business affairs which enable them to participate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining, and motivating senior management employees of high caliber and potential. It is intended that the Plan shall satisfy the requirements for transactions pursuant hereto to be exempt from Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") and for compensation paid hereunder to be fully deductible to the Company to the extent permitted under
Section  162(m)  of  the  Internal  Revenue  Code  of  1986.

    B.   DEFINITIONS:  When  used  in  the  Plan, the following terms shall have
         -----------
         the  meanings  set  forth  below:


         1.  "Board"  shall  mean  the  Board  of  Directors  of  the  Company.

         2.  "Change  in  Control"  shall  mean:

             (a)  if  the  "beneficial  ownership"  (as  defined  in  Rule
13d-3 under the Securities Exchange Act of 1934) of securities representing more than twenty percent (20%) of the combined voting power of the Employer Voting Securities (as herein defined) is acquired by any individual, entity or group (a "Person"), other than the Parent, the Employer, any trustee or other fiduciary holding securities under any employee benefit plan of the Employer or an affiliate thereof, or any corporation owned, directly or indirectly, by the stockholders of the Employer in substantially the same proportions as their ownership of stock of the Employer ("Employer Voting Securities" shall mean the then outstanding voting securities of the Employer entitled to vote generally in the election of directors); provided, however, that the following shall not
                                ---------
constitute a Change in Control under this paragraph (a) : (i) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and
(iii) of paragraph (c) of this Section 2; (ii) any acquisition of the Employer Voting Securities from the Parent pursuant to a Business Combination (as herein defined) or otherwise, if (x) the acquiring or resulting entity is organized in the mutual form, and (y) persons who were members of the Incumbent Board (as herein defined) of the Parent immediately prior to such acquisition constitute at least two-thirds of the members of the Board of Directors of the acquiring entity immediately following such acquisition and
(iii) any acquisition of voting securities from the Employer or the Parent by a person engaged in business as an underwriter of securities who acquires the shares through his participation in good faith in a firm commitment underwriting registered under the Securities Act of 1933; and (iv) any acquisition otherwise within the terms of this paragraph (a) during any period in which Parent owns at least a majority of the combined voting power of Employer Voting Securities (the "Parent Control Period"), but if such an acquisition is made during a Parent Control Period by any Person and such Person continues to hold more than 20% of the combined voting power of all Employer Voting Securities on the first day following the termination of a Parent Control Period, such acquisition will be deemed to have been first made on such date; or

             (b) if, during any period of twenty-four (24) consecutive months, individuals who, as of the beginning of such period, constitute the Board of Directors of the Employer or the Parent, as the case may be (the "Applicable Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors of the Employer or the Parent, as the case may be; provided, however, that (x) any individual becoming a
                    --------
director of the Employer or the Parent, as the case may be, during such period whose election, or nomination for election, was approved by a vote of at least a two-thirds of the directors then comprising the Applicable Incumbent Board (other than in connection with the settlement of a threatened proxy contest) shall be considered as though such individual were a member of the Incumbent Board of Directors of the Employer or the Parent, as the case may be, and (y) the provisions of this paragraph (b) shall not be applicable to the composition of the Board of Directors of Parent if Parent shall cease to own at least 20% of the combined voting power of all Employer Voting Securities; or

             (c) upon consummation by the Employer of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Employer or the acquisition of assets or stock of another entity (a "Business Combination"), unless, in any such case, immediately following such Business Combination the following three conditions are met: (i) more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Employer or all or substantially all of the Employer's assets either directly or through one or more subsidiaries (the "New Parent Corporation"), is represented, in either such case, directly or indirectly, by Employer Voting Securities outstanding immediately prior to such Business

             Combination (or, if applicable, is represented by shares into which such Employer Voting Securities were converted pursuant to such Business Combination), and such voting power is distributed among the holders thereof in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Employer Voting
Securities,  and  (ii)  no  Person  (excluding  any  employee  benefit  plan
(or related trust) of the Employer or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the New Parent
Corporation (or, if there is no New Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Employer existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the New Parent Corporation (or, if there is no New Parent Corporation, the Surviving Corporation) were members of the Board of Directors of the Employer at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

             (d) Parent affiliates with, or acquires by merger, a third party and, as a consequence thereof, persons who were members of the Incumbent Board of Parent immediately prior to such transaction cease to constitute at least two-thirds of the directors of Parent following such transaction provided,
                                                           ---------
however, that this paragraph (d) shall not apply if immediately prior to such affiliation or merger, Parent does not own more than 20% of the combined voting power of Employer Voting Securities; or

             (e) upon approval by the stockholders of the Employer and all necessary regulatory authorities of a complete liquidation or dissolution of the Employer; or

             (f) any other event shall occur that would be required to be reported by the Employer in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (or any provision successor thereto); or

             (g) the Employer or Parent has entered into a management agreement or similar arrangement pursuant to which an entity other than the Employer or the Parent or the Boards of Directors or the executive officers and management of the Employer or the Parent has the power to direct or cause the direction of the management and policies of the Employer or the Parent; provided, however, that this paragraph (g) shall
--------
not apply to Parent if, immediately prior to entering into any such management agreement or similar arrangement, Parent does not own more than 20% of Employer Voting Securities.

         3.  "Code"  shall  mean  the Internal Revenue Code of 1986, as amended.

         4. "Committee" shall mean the Compensation & Personnel Development Committee of the Board of Directors of Harleysville Group Inc.

         5. "Common Stock" shall mean the common stock of the Company, par value of $1.00 per share, and may be either stock previously authorized but unissued, or stock reacquired by the Company.

         6. "Company" shall mean Harleysville Group Inc., a Delaware corporation, and any successor in a reorganization or similar transaction. Also, see definition of "Employer".

         7. "Director" shall mean a member of the Board of Directors of the Company and/or Parent.

         8. "Disability" shall mean the inability of a Participant to perform the services normally rendered due to any physical or mental impairment that can be expected to be of either permanent or indefinite duration, as deter-mined by the Committee on the basis of appropriate medical evidence, and that results in the Participant's cessation of active employment with the Company.

         9. "Employer" shall mean Harleysville Group Inc., a Delaware corporation, and any successor in a reorganization or similar transaction. Also, see definition of "Company".

        10. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        11. "Fair Market Value" shall mean the last existing closing price of Common Stock on the Nasdaq National Market System. The foregoing notwithstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more appropriate for Plan purposes or as is required by applicable laws or regulations.

        12.  "Named  Executive  Officers"  shall  be  those  persons  covered by
Item  402(a)(3)  of  Regulation  S-K  pursuant  to  the  Exchange  Act.

        13.  "Parent"  shall  mean  Harleysville  Mutual  Insurance  Company.

        14. "Participant" shall mean those eligible officers and other key employees of the Company who receive Awards under the Plan.

        15.  "Plan"  shall  mean  the  Company's  Long  Term  Incentive  Plan.

        16. "Retirement" shall mean cessation of a Participant's employment after age 55 if an employee is entitled to a benefit under the Company's qualified defined benefit Pension Plan.

        17. "Termination of Employment" shall mean a cessation of the Participant's employment with the Company, its parent or any affiliates for any reason other than retirement, death or disability.

        18. "Total Shareholder Return" ("TSR") shall mean the change in value of a share of Common Stock during any three year period based on share price appreciation plus dividends, with the dividends re-invested as of the day such dividends were ex-dividend. The Committee may adopt any reasonable method of calculating total shareholder return that is consistent with the requirements of Item 402(l) of Regulation S-K promulgated by the Securities and Exchange Commission.

        19. "Withholding Obligation" shall mean the prevailing mandatory federal rate plus any applicable state and local withholding tax.


II.  PLAN  ADMINISTRATION
     ---------------------

    A.   ADMINISTRATION:  The  Plan  shall  be  administered  by  the Committee.
         --------------
         Subject to the express provisions of the Plan, the Committee shall have full and exclusive authority:

           (i)  to  interpret  the  Plan;

          (ii) to determine additional employees, if any, to whom awards should be made under the Plan;

         (iii)  to  determine  the  nature,  size  and terms of each such award;

          (iv) to determine the time when the awards are granted and the duration of any applicable restriction period, including the criteria for acceleration thereof;

           (v)  to  certify  that  the  TSR  goals  were  met  prior to payment;

          (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; and

         (vii) to make all other determinations deemed necessary or advisable in the implementation and administration of the Plan as permitted by federal and state laws and regulations, including those laws and regulations regarding deductibility from income under the Code and exemption from 16 of the Exchange Act, or by rules and regulations of a national securities exchange or the Nasdaq National Market System.

           The determination of the Commit-tee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons including, without limitation, the Company, its stockholders, Participants, and any persons having any interest under the Plan. The Secretary of the Company shall be authorized to implement the Plan in accor-dance with its terms and to take such action of a ministerial nature, including the preparation of award documents provided to participants, as shall be necessary to effectuate the intent and purposes hereof.

    B.   ELIGIBILITY:  Persons  eligible  to receive Awards under the Plan shall
         -----------
         be the Chief Executive Officer and the Senior Vice Presidents and Executive Vice Presidents that report to the Chief Executive Officer, and such others as are determined by the Committee. The Directors of the Company who are not otherwise officers or employees of the Company, its Parent or its subsidiaries shall not be eligible to participate in the Plan.

    C.   MAXIMUM  NUMBER  OF  SHARES  AVAILABLE:  Subject  to  adjustment  as
          -------------------------------------
          specified in Section II.E. below, the aggregate number of shares of common stock that may be issued under the Plan is 600,000 shares, which were registered subsequent to the adoption and approval of the Long Term Incentive Plan as amended and restated November 17, 1999 and approved by the Stockholders April 26, 2000. Such shares that are issued may be previously authorized and unissued shares, or treasury shares. Except as provided herein, any shares subject to an award which for any reason are not issued shall again be available under the Plan.

    D.   ADJUSTMENTS:  In  the  event  of  stock  dividends,  stock  splits,
         -----------
         recapitalizations, mergers, consolidations, combinations, exchanges of shares, spin-offs, liquidations, reclassifications or other similar changes in the capitalization of the Company, the number of shares of Common Stock available for award under this Plan in the aggregate or to any one individual shall be adjusted proportionately. In the event of any other change affecting the Common Stock reserved under the Plan, such adjustment, if any, as may be deemed equitable by the Committee, shall be made to give proper effect to such event.

    E.   REGISTRATION  CONDITIONS:
         -------------------------

         1. Unless issued pursuant to a registration statement under the Securities Act of 1933, as amended, no shares shall be issued to a Participant under the Plan unless the Participant represents and agrees with the Company that such shares are being acquired for investment and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

         2. Any restriction on the resale of shares shall be evidenced by an appropriate legend on the stock certificate.

         3. The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed and until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

    F.   RIGHTS  UPON  A  CHANGE  IN  CONTROL:  In  the  event  of  a  Change in
          ----------------------------------
          Control, notwithstanding any other provisions herein, the Plan shall terminate and all target awards shall be paid out immediately on a pro-rata basis for each completed month.


III.  TARGET  AWARDS
      -------------

    A.   PERFORMANCE  MEASURES:  Determination  of  payouts  shall  be  based on
         ---------------------
          Company's Total Shareholder Return ("TSR") relative to a peer group of no less than 20 companies that are primarily or wholly in the property/casualty insurance industry as selected from time to time by the Committee.

    B.   PERFORMANCE  MEASURE  PERIOD:  The  period  for determining performance
         ---------------------------
          shall be a three year period that will commence each January 1st and terminate on the third December 31st thereafter.

     C.   TARGET  AWARD  LEVELS:  Subject to Paragraph III. D. below, the target
          ---------------------
         levels for the Participants shall be determined by the Committee for each three-year period no later than March 30th of the first year of the plan period.

    D.   PERFORMANCE  STANDARDS:  Prior to each three-year period, the Committee
         ---------------------
         shall determine a target award and award range for each Participant which target award and award range may have both a cash component and a stock component as determined by the Committee. The award range shall provide that: no award shall be paid if the TSR is lower than the 35th percentile; 50% of the target award shall be paid if the TSR is at the 35th percentile; 100% of the target award shall be paid if the TSR is at the 50th percentile; and 150% of the target award shall be made if the TSR is at the 80th percentile or above. If the TSR falls between the 35th and 50th percentiles or the 50th and 80th percentiles, the percent of the target award paid shall be interpolated.

    E.   MAXIMUM  COMPENSATION  PAID:  The  maximum  paid  in  cash  to  any
         --------------------------
         Participant for any performance period shall not be more than $750,000, and the maximum shares of stock issued to any Participant for any performance period shall not be more than 100,000.

    F.   COMMITTEE  CERTIFICATION:  At  the  end  of  the  three-year period and
         ------------------------
         after determination of the relative peer group ranking, but prior to payment of the awards, the Committee shall review the TSR for the three-year period just completed and certify in writing or in minutes of the Committee meeting that the Company has attained a TSR level entitling participants to a payout.

    G.   DISCRETIONARY  ADJUSTMENTS:  At  the  end  of  each  three-year period,
          -------------------------
         but prior to payment, the Committee may, in its discretion, if circumstances warrant, decrease the awards determined by Paragraph III.D.

     H.  IMPUTED  DIVIDEND  REINVESTMENT  PLAN  PARTICIPATION:  After the amount
         ----------------------------------------------------
         of stock to be issued is determined pursuant to Paragraph III. G. and any discretionary adjustment thereof made pursuant to Paragraph III. E., then the amount so determined and delivered to a Participant shall be increased by imputing dividends paid by the Company during the period to such number of shares and the immediate reinvestment thereof for each quarter throughout the full three-year period.

    I.   PAYMENT  OF  AWARDS:  The  payment  of  the  cash  element of the award
         -------------------
         shall be made as soon as practicable after the completion of the three-year period; provided, however, that a Participant may elect to defer receipt of the award pursuant to the Company's Non-Qualified Deferred Compensation Plan. Such election shall be made by December 31st of the second year of the performance period. Payment of shares of stock shall also be made as soon as practicable; provided, however, that a Participant may satisfy his or her tax withholding obligation by having shares withheld equal in Fair Market Value to the Withholding Obligation or deliver already owned shares of Company stock equal in Fair Market Value to the amount sought to be withheld, or any combination thereof, so long as there is no accounting charge to earnings resulting therefrom. Payment by shares may be made by attestation. Alternatively, prior to December 31st of the second year of the three-year period, the Participant may elect to defer delivery of shares of stock for (i) five years, (ii) ten years, or (iii) until Termination of Employment. If receipt of the share of stock is deferred, there shall be no imputed dividends during the period of deferral; nor shall a Participant exercise any other rights of ownership

    J.   RIGHTS  UPON  TERMINATION  OF  EMPLOYMENT:  Upon  the  Termination  of
         -----------------------------------------
         Employment of a Participant for any reason other than retirement, death or disability, all awards to such Participant shall immediately expire.

    K.   RIGHTS  UPON  RETIREMENT, DEATH OR DISABILITY:  If a Participant ceases
         ---------------------------------------------
         to be an employee because of retirement, death or disability, the award shall be payable at the end of the performance period on a pro-rata basis for each completed month.


IV.  MISCELLANEOUS  PROVISIONS
     -------------------------

    A.   AMENDMENT,  SUSPENSION AND TERMINATION OF PLAN:  The Board of Directors
         ---------------------------------------------
         may suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that if shareholder approval is required by federal or state laws or regulations or by rules and regulations of a national securities exchange or the Nasdaq National Market of The Nasdaq Stock Market, the amendment will not be effective until such stockholder approval.

    B.   GOVERNMENT  AND  OTHER  REGULATIONS:  The  obligation of the Company to
         -----------------------------------
         issue Awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required.

    C.   OTHER  COMPENSATION  PLANS  AND PROGRAMS:  The Plan shall not be deemed
         ------------------------------------
         to preclude the implementation by the Company, Parent or its subsidiaries of other compensation plans or programs which may be in effect from time to time. Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company, its Parent or its subsidiaries. Any awards made pursuant to this Plan shall not be used in determining the bene-fits provided under any other plan of the Company, Parent or its subsidiaries unless specifically provided in such other Plan.

    D.   WITHHOLDING  TAXES:  The  Company  shall  have  the  right to require a
         ------------------
         payment from a Participant to cover applicable withholding for any federal, state or local taxes. The Company reserves the right to offset such tax payment from any other funds which may be due the Participant by the Company.

    E.   SINGLE  OR  MULTIPLE  DOCUMENTS:  Multiple  forms  of  awards  or
         -------------------------------
           combinations thereof may be evidenced by a single document or multiple documents, as determined by the Committee.

    F.   NON-UNIFORM  DETERMINATIONS:  The  Committee's determinations under the
         --------------------------
         Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards, and the documents evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan whether or not such persons are similarly situated.

    G.   CONSTRUCTION  OF  PLAN:  The  interpretation  of  the  Plan  and  the
         ----------------------
          application of any rules implemented hereunder shall be determined in accordance with the laws of the Commonwealth of Pennsylvania.

    H.   PRONOUNS,  SINGULAR  AND  PLURAL:  The  masculine  may  be  read  as
           ------------------------------
         feminine, the singular as plural, and the plural as singular as necessary to give effect to the Plan.

    I.   LIMITATION  OF  RIGHTS:
         -----------------------

         1.   No  Right  to  Continue as an Employee:  Neither the Plan, nor the
              --------------------------------------
              granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Participant has a right to continue as an employee of the Company for any period of time, or at any particular rate of compensation.

         2.   No  Shareholder's  Rights:  A  Participant shall have no rights as
             ---------------------------
             a shareholder with respect to the shares covered by awards granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

    J.   DURATION  OF  THE  PLAN:  The Plan shall remain in effect indefinitely,
         --------------------
         but, in any event, at least until all awards have been issued or paid.

    K.   STOCKHOLDER  APPROVAL:  The  initial  adoption  of  this  Plan shall be
         --------------------
         subject  to  stockholder  approval.

     TO RECORD THE AMENDMENT AND RESTATEMENT OF THIS PLAN, THE COMPANY HAS CAUSED ITS AUTHORIZED OFFICERS TO AFFIX THE CORPORATE NAME AND SEAL HERETO THIS 23rd DAY OF February, 2005.


                                     HARLEYSVILLE GROUP INC.


                                     BY:  /s/Michael L. Browne
                                          ------------------------------
                                          Michael L. Browne,
                                          President & Chief Executive Officer

ATTEST:


/s/Robert A. Kauffman
------------------------------------------
Robert A. Kauffman, Senior Vice President,
Secretary & General Counsel